Schedule of Investments July 31, 2020 (Unaudited)

Jackson Square SMID-Cap Growth Fund

Description	Shares/Par	Value
COMMON STOCKS - 95.9%
Communication Services - 9.9%
GCI Liberty - Class A*	728,860	$57,135,335
New York Times - Class A	1,627,886	75,110,660
		132,245,995
Consumer Discretionary - 18.0%
Dunkin' Brands Group	475,022	32,648,262
Farfetch - Class A*	1,898,507	48,658,735
Five Below*	187,899	20,464,080
Papa John's International	731,997	69,298,156
Stitch Fix - Class A*	1,808,536	40,059,072
Wyndham Hotels & Resorts	698,496	30,845,583
		241,973,888
Consumer Staples - 6.0%
Grocery Outlet Holding*	1,818,075	79,977,119
Financials - 4.7%
Carlyle Group	850,947	24,226,461
LendingTree*	110,537	38,277,858
		62,504,319
Health Care - 15.2%
ABIOMED*	151,435	45,421,414
Bio-Techne	249,319	68,602,616
Haemonetics*	334,876	29,355,230
HealthEquity*	510,707	26,332,053
Nevro*	252,325	33,549,132
		203,260,445
Industrials - 4.5%
Graco	596,956	31,781,938
Lyft - Class A*	962,544	28,135,161
		59,917,099
Information Technology - 32.0%#
Anaplan*	679,768	30,868,265
Bill.com Holdings*	428,112	39,861,508
Elastic*	539,428	51,887,579
Guidewire Software*	450,193	52,969,709
LiveRamp Holdings*	1,467,655	66,881,039
Logitech International (a)(b)	470,221	34,301,864
SailPoint Technologies Holding*	1,016,526	32,020,569
Varonis Systems*	462,651	50,128,236
Wix.com*	242,809	70,531,158
		429,449,927
Real Estate - 5.6%
Equity Commonwealth - REIT	1,392,019	43,946,040
Redfin*	763,118	31,730,446
		75,676,486
TOTAL COMMON STOCKS
(Cost $950,605,343)		1,285,005,278

SHORT-TERM INVESTMENTS - 3.4%
Money Market Deposit Account - 2.5%
US Bank N.A., 0.02% (c)	32,934,120	32,934,120

Treasury Bill - 0.9%
United States Treasury Bill
0.087%, 10/08/2020 (b)^	$12,140,000	12,137,997
TOTAL SHORT-TERM INVESTMENTS
(Cost $45,071,368)		45,072,117

Total Investments - 99.3%
(Cost $995,676,711)		1,330,077,395
Other Assets and Liabilities, Net - 0.7%		9,116,467
Total Net Assets - 100.0%		$1,339,193,862

*	Non-income producing security.
(a)	Foreign Security.
(b)	Level 2 Security.
(c)
The Money Market Deposit Account (the "MMDA") is a short-term investment vehicle in which the Fund holds cash balances. The MMDA will bear interest at a variable rate that is determined based on conditions and may change daily and by any amount. The rate shown is as of July 31, 2020.

#
As of July 31, 2020, the Fund had a significant portion of its assets invested in this sector and therefore is subject to additional risks. The information technology sector may be more sensitive to changes in domestic and international competition, economic cycles, financial resources, personnel availability, rapid innvoation and intellectual property issues.

^	The rate shown is the effective yield as of July 31, 2020.
REIT - Real Estate Investment Trust

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. ("MSCI") and Standard & Poor's Financial Services LLC ("S&P").  GICS® is a service mark of MSCI and S&P and has been licensed for use.

Summary of Fair Value Exposure
The Fund has adopted authoritative fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value.  These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion in changes in valuation techniques and related inputs during the period and expanded disclosure of valuation Levels for major security types.  These inputs are summarized in the three broad Levels listed below:

Level 1- Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.
Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly.  These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund's own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Fund's securities as of July 31, 2020:

	Level 1	Level 2	Level 3	Total
Common Stocks	$1,250,703,414	$34,301,864	$-	$1,285,005,278
Short-Term Investment	32,934,120	12,137,997	–	45,072,117
Total Investments	$1,283,637,534	$46,439,861	$-	$1,330,077,395

Refer to the Schedule of Investments for further information on the classification of investments.